UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 8, 2018
Date of Report (date of earliest event reported)

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iPic Entertainment Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-38380 (Commission File Number)	82-3129582 (I.R.S. Employer Identification Number)

Mizner Park, 433 Plaza Real, Ste. 335,

Boca Raton, Florida 33432
(Address of principal executive offices)

(561) 886-3232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2018, the Board of Directors (the “Board”) of iPic Entertainment Inc. (the “Company”) elected Andrew Essex to serve as a director effective immediately.

Mr. Essex has over 15 years of advertising and publishing experience. Mr. Essex is a co-founder and, since January 2018 has served as the Chief Executive Officer of Plan A Marketing, which specializes in a range of advertising services such as ad creation, strategy, branded content, event marketing and social media marketing. From January 2016 to October 2017 Mr. Essex most served as Chief Executive Officer of Tribeca Enterprises, the parent company of the Tribeca Film Festival. From January 2005 to December 2015, Mr. Essex served as the founding Chief Executive Officer of Droga5, a is an independent creative marketing agency.

The Board has determined that Mr. Essex is independent in accordance with the Company’s corporate governance guidelines and applicable NYSE and SEC requirements. There are no arrangements or understandings between Mr. Essex and any other person pursuant to which he was selected as a director. Mr. Essex has not been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Essex will receive compensation for his service as director consistent with the Company’s compensation program for non-employee directors, which took effect March 27, 2018, as described under the caption “Director Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on August 2, 2018.

Mr. Essex has been appointed to the Audit Committee and the Compensation Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPIC ENTERTAINMENT, INC.

Dated: November 14, 2018	By:	/s/ Andre Loehrer
Name: Andre Loehrer Title: Interim Chief Financial Officer